EXHIBIT 99.1

                                 The Amendment.

================================================================================

                                 AMENDMENT NO. 1

                           Dated as of August 16, 2006

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 2006

                                      among

                               INDYMAC MBS, INC.,
                                   Depositor,

                              INDYMAC BANK, F.S.B.,
                               Seller and Servicer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                    Trustee and Supplemental Interest Trustee



                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19


                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2006-AR19


================================================================================

      THIS AMENDMENT NO. 1, dated as of August 16, 2006 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Depositor, IndyMac Bank, F.S.B., as seller and servicer, and Deutsche Bank National Trust Company, as trustee and supplemental interest trustee, entered into the Pooling and Servicing Agreement;

      WHEREAS, pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee for the purpose of curing any ambiguity or mistake;

      WHEREAS, the Depositor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to the first paragraph of Section 10.01 in order to make certain modifications as set forth herein;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

      WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

      WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

      WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee.

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms.

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. Amendments to Preliminary Statement.

      Footnote (4) to the table appearing in the Preliminary Statement of the Pooling and Servicing Agreement under the subheading entitled "The Master REMIC" is hereby amended and restated in its entirety as follows:

      "(4) The Pass-Through Rate for the Class 1-A-4 Certificates for the Interest Accrual Period related to each Distribution Date will equal (i) the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans minus (ii) the product of (a) the Pass-Through Rate of the Class 1-A-1 Certificates for that Interest Accrual Period and (b) (1) the number of days in the Interest Accrual Period for the Class 1-A-1 Certificates, divided by (2) 30. The Pass-Through Rate for the Class 1-A-4 Certificates for the Interest Accrual Period related to the first Distribution Date is 1.9195% per annum."

      SECTION 3. Effect of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. Notices.

      The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

      SECTION 5. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 6. Governing Law.

      This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

      SECTION 7. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 8. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 9. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                             INDYMAC MBS, INC.,
                                             as Depositor

                                             By:/s/ Jill Jacobson
                                                -------------------------------
                                                Name: Jill Jacobson
                                                     --------------------------
                                                Title: Vice President
                                                      -------------------------


                                             INDYMAC BANK, F.S.B.
                                             as Servicer

                                             By:/s/ Jill Jacobson
                                                -------------------------------
                                                Name: Jill Jacobson
                                                     --------------------------
                                                Title: Vice President
                                                      -------------------------

                                             DEUTSCHE BANK NATIONAL TRUST
                                             COMPANY, as Trustee

                                             By: /s/ Jennifer Hermansader
                                                -------------------------------
                                                Name: Jennifer Hermansader
                                                     --------------------------
                                                Title: Associate
                                                      -------------------------